SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	November 30, 2004 _______________________________________________

VALLEY NATIONAL BANCORP _______________________________________________________________________________________________ (Exact Name of Registrant as Specified in Charter)

New Jersey ________________________________ (State or Other Jurisdiction of Incorporation)	1-11277 _________________________________ (Commission File Number)	22-2477875 ______________________________ (I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey __________________________________________________________________ (Address of Principal Executive Offices)	07470 ___________________(Zip Code)

Registrant’s telephone number, including area code	(973) 305-8800 _________________________________________

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Material Definitive Agreement

        On November 30, 2004, Valley National Bank and Valley National Bancorp, entered into revised change in control agreements with certain executive officers listed herein. The primary purpose of the revisions was to refine the definition of “change in control” and to eliminate an age requirement for Mr. Lipkin.

        Amended and Restated Change in Control Agreements with Gerald H. Lipkin, Alan D. Eskow, Albert L. Engel, Robert Meyer, James G. Lawrence and Peter Crocitto.

        The initial term of each Agreement extends for three years with an automatic one-year extension at the end of each year. Except for Mr. Lipkin, the initial term for each executive shall cease at age 65. Pursuant to each Agreement, should Valley undergo a change-in-control while the executive’s Agreement remains in effect, the executive is provided with a three year employment agreement in the same position, at the same base salary, with a bonus at least equal to the average annual bonus paid to him over the most recent three years, and participation in fringe benefit plans.

        If, during such three year period, the executive resigns for “good reason” as defined in the Agreement, or is terminated without cause, he is entitled to an immediate lump-sum payment equal to three times his base salary and (except for Mr. Lawrence) bonus amount, continuation of medical, dental and life insurance benefit coverage for up to a three-year period and (except for Mr. Lawrence) three years of credited service under the Benefit Equalization Plan. Generally, if the executive dies, or is disabled, the executive will be entitled to benefits under the Agreement. If the executive is terminated for cause or resigns without good reason, the executive will not be entitled to benefits under the Agreement. Mr. Lawrence’s existing employment agreement and employment continuation and non-competition agreement remain unchanged.

        Change in Control Agreements with Richard P. Garber, Robert J. Mulligan, Kermit R. Dyke, Walter M. Horsting, Eric W. Gould, Garret G. Nieuwenhuis, Robert E. Farrell, Stephen P. Davey and Elizabeth E. DeLaney.

        The initial term of each Agreement extends for three years with an automatic one-year extension at the end of each year. The initial term for each executive shall cease at age 65. Pursuant to each Agreement, should Valley undergo a change-in-control while the executive’s Agreement remains in effect, the executive is provided with a one year employment agreement in the same position, at the same base salary, with a bonus at least equal to the average annual bonus paid to the executive over the most recent three years, and participation in fringe benefit plans.

        If, during such one year period, the executive resigns for “good reason” as defined in the Agreement, or is terminated without cause, the executive is entitled to an immediate lump-sum payment equal to between one-half and two times the executive’s base salary (usually depending on years of service), a pro-rata bonus amount and continuation of medical, dental and life insurance benefit coverage for between a one-half and two-year period (usually depending on years of service). If the executive dies, is disabled, is terminated for cause, or resigns without good reason, the executive will not be entitled to benefits under the Agreement.

        In addition, filed herewith is a letter agreement dated November 18, 2003 between Valley National Bancorp and Mr. Lipkin that, as disclosed in the proxy statement for the 2004 annual meeting, reflects Mr. Lipkin’s minimum $300,000 benefit under the Benefit Equalization Plan.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Gerald H. Lipkin, dated November 30, 2004.

10.2	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Alan D. Eskow, dated November 30, 2004.

10.3	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Albert L. Engel, dated November 30, 2004.

10.4	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert Meyer, dated November 30, 2004.

10.5	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Peter Crocitto, dated November 30, 2004.

10.6	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Richard P. Garber, dated November 30, 2004.

10.7	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert J. Mulligan, dated November 30, 2004.

10.8	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Kermit R. Dyke, dated November 30, 2004.

10.9	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Walter M. Horsting, dated November 30, 2004.

10.10	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Eric W. Gould, dated November 30, 2004.

10.11	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Garret G. Nieuwenhuis, dated November 30, 2004.

10.12	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert E. Farrell, dated November 30, 2004.

10.13	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Stephen P. Davey, dated November 30, 2004.

10.14	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Elizabeth E. DeLaney, dated November 30, 2004.

10.15	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and James G. Lawrence, dated November 30, 2004.

10.16	Form of Non-Qualified Stock Option Agreement.

10.17	Form of Incentive Stock Option Agreement.

10.18	Form of Restricted Stock Award Agreement.

10.19	Form of Restricted Stock Award Escrow Agreement.

10.20	Form of Benefit Equalization Plan Participation Agreement.

10.21	Letter agreement between Valley National Bancorp and Gerald H. Lipkin, dated November 18, 2003.

10.22	Employment Agreement, dated January 25, 2000 between James G. Lawrence and Merchants New York Bancorp.

10.23	Employment Continuation and Non-Competition Agreement, dated September 5, 2000 among Valley National Bank, Valley National Bancorp and James G. Lawrence.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2004	VALLEY NATIONAL BANCORP By: /s/ Alan D. Eskow —————————————— Name: Alan D. Eskow Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Gerald H. Lipkin, dated November 30, 2004.

10.2	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Alan D. Eskow, dated November 30, 2004.

10.3	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Albert L. Engel, dated November 30, 2004.

10.4	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert Meyer, dated November 30, 2004.

10.5	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and Peter Crocitto, dated November 30, 2004.

10.6	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Richard P. Garber, dated November 30, 2004.

10.7	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert J. Mulligan, dated November 30, 2004.

10.8	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Kermit R. Dyke, dated November 30, 2004.

10.9	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Walter M. Horsting, dated November 30, 2004.

10.10	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Eric W. Gould, dated November 30, 2004.

10.11	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Garret G. Nieuwenhuis, dated November 30, 2004.

10.12	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Robert E. Farrell, dated November 30, 2004.

10.13	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Stephen P. Davey, dated November 30, 2004.

10.14	Change in Control Agreement among Valley National Bank, Valley National Bancorp and Elizabeth E. DeLaney, dated November 30, 2004.

10.15	Amended and Restated Change in Control Agreement among Valley National Bank, Valley National Bancorp and James G. Lawrence, dated November 30, 2004.

10.16	Form of Non-Qualified Stock Option Agreement.

10.17	Form of Incentive Stock Option Agreement.

10.18	Form of Restricted Stock Award Agreement.

10.19	Form of Restricted Stock Award Escrow Agreement.

10.20	Form of Benefit Equalization Plan Participation Agreement.

10.21	Letter agreement between Valley National Bancorp and Gerald H. Lipkin, dated November 18, 2003.

10.22	Employment Agreement, dated January 25, 2000 between James G. Lawrence and Merchants New York Bancorp.

10.23	Employment Continuation and Non-Competition Agreement, dated September 5, 2000 among Valley National Bank, Valley National Bancorp and James G. Lawrence.